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                                                                   EXHIBIT 10.26

                             SECOND AMENDMENT TO
                    AMENDED AND RESTATED CREDIT AGREEMENT

                 THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of February 21, 1995 (the "SECOND AMENDMENT") among MAC FRUGAL'S BARGAINS - CLOSE-OUTS INC., a Delaware corporation, WEST COAST LIQUIDATORS, INC., a California corporation, PNS STORES, INC., a California corporation (individually a "BORROWER" and collectively the "BORROWERS"), the lenders named on the signature pages hereof (the "LENDERS"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BOFA"), as administrative agent for the Lenders and the Issuing Banks (in such capacity, the "ADMINISTRATIVE AGENT") and BANK OF AMERICA ILLINOIS (formerly named Continental Bank, N.A.), as co-agent (in such capacity, the "CO-AGENT"), and amends that certain Amended and Restated Credit Agreement dated as of October 5, 1993, among the Borrowers, the Lenders, the Administrative Agent and the CoAgent, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of August 10, 1994 (as so amended, the "CREDIT AGREEMENT").

                                 RECITAL

                 WHEREAS, the Borrowers have requested that the Lenders, the Administrative Agent and the Co-Agent amend certain provisions of the Credit Agreement, and the Lenders, Administrative Agent and the Co-Agent are willing to do so on the terms and conditions set forth herein;

                 NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                 1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

                 2.       Amendments to Credit Agreement.

                 2.1 Section 2.1A of the Credit Agreement shall be amended by deleting "following the date of the First Amendment" in the last paragraph thereof and inserting "commencing 9/30/94" in lieu thereof.


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                 2.2 Clause (ii) of the proviso to Section 6.5 of the Credit
Agreement is amended by deleting "$60,000,000" and inserting "$70,000,000" in lieu thereof.

                 3. Representations and Warranties. The Borrowers represent and warrant to Lenders, Administrative Agent and Co-Agent that, on and as of the date hereof, and after giving effect to this Second Amendment:

                 3.1 Authorization. The execution, delivery and performance of this Second Amendment have been duly authorized by all necessary corporate action by the Borrowers and this Second Amendment has been duly executed and delivered by the Borrowers.

                 3.2 Binding Obligation. This Second Amendment is the legal, valid and binding obligation of Borrowers, enforceable against the Borrowers in accordance with its terms.

                 3.3 No Legal Obstacle to Credit Agreement. The execution, delivery and performance of this Second Amendment will not (a) contravene the terms of the Borrowers' certificate of incorporation, by-laws or other organization document; (b) conflict with or result in any breach or contravention of the provisions of any contract to which the Borrowers are a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Borrowers, or (c) result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrowers. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrowers of this Second Amendment, or the transactions contemplated hereby.

                 3.4 Incorporation of Certain Representations. The representations and warranties of the Borrowers set forth in Section 4 of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

                 3.5 Default. No Potential Event of Default or Event of Default under the Credit Agreement has occurred and is continuing.


                 4. Conditions, Effectiveness. The effectiveness of this Second Amendment shall be subject to the compliance by the Borrowers with their agreements herein contained, and to the delivery of the following to the Administrative Agent in form and substance satisfactory to the Administrative Agent, Co-Agent and the Lenders:

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                 4.1 Secretary's Certificate. A certificate, signed by the
Secretary or an Assistant Secretary of each Borrower and dated the date of this Second Amendment, attaching a certified copy of corporate resolutions authorizing the execution, delivery and performance of this Second Amendment, and as to the incumbency and specimen signature of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of each Borrower.

                 4.2 Other Evidence. Such other evidence with respect to each Borrower or any other person as the Administrative Agent or any Lender may reasonably request in connection with this Second Amendment and the compliance with the conditions set forth herein.

                 5. Miscellaneous.

                 5.1 Effectiveness of the Credit Agreement and the Loan Documents. Except as hereby expressly amended, the Credit Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

                 5.2 Waivers. This Second Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent, Co-Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Requisite Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other default of the same or of any other term or provision.

                 5.3 Counterparts. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Borrowers, the Lenders, Administrative Agent and the Co-Agent shall have signed a copy hereof and the same shall have been delivered to the Administrative Agent.

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                 5.4 Jurisdiction. This Second Amendment shall be governed by and construed under the laws of the State of New York.


                 IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

                                           MAC FRUGAL'S BARGAINS - CLOSE-OUTS
                                            INC.

                                           By:  /s/  PHILIP L. CARTER
                                              ---------------------------------
                                           Name:  Philip L. Carter
                                           Title: Executive Vice President,
                                                  Chief Financial Officer

                                           WEST COAST LIQUIDATORS, INC.

                                           By:  /s/  PHILIP L. CARTER
                                              ---------------------------------
                                           Name:  Philip L. Carter
                                           Title: Executive Vice President,
                                                  Chief Financial Officer

                                           PNS STORES, INC.

                                           By:  /s/  PHILIP L. CARTER
                                              ---------------------------------
                                           Name:  Philip L. Carter
                                           Title: Executive Vice President,
                                                  Chief Financial Officer

                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION, as
                                           Administrative Agent

                                           By:       /s/  KAY S. WARREN
                                               --------------------------------
                                                          Kay S. Warren
                                                          Vice President

(Signatures continue)

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                                             BANK OF AMERICA ILLINOIS (formerly
                                             named Continental Bank, N.A.), as
                                             Co-Agent

                                             By:      /s/  KAY S. WARREN
                                                 ------------------------------
                                                           Kay S. Warren
                                                           Vice President

                                             BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION

                                             By:     /s/ YVONNE C. DENNIS
                                                 ------------------------------
                                                          Vice President

                                             By:       /s/  SABUR MOINI
                                                 ------------------------------
                                                            Sabur Moini
                                                      Assistant Vice President

                                             BANK OF AMERICA ILLINOIS (formerly
                                             named Continental Bank, N.A.)

                                             By:    /s/ YVONNE C. DENNIS
                                                 ------------------------------
                                                         Vice President

                                             By:       /s/  SABUR MOINI
                                                 ------------------------------
                                                            Sabur Moini
                                                       Assistant Vice President

                                             PNC BANK, NATIONAL ASSOCIATION

                                             By:     /s/  TED A. DUNN
                                                 ------------------------------
                                             Title:  Assistant Vice President
                                                   ----------------------------

(Signatures continued)

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                                                THE BANK OF CALIFORNIA, N.A.

                                                By:        SCOTT LANE
                                                    ---------------------------
                                                Title:   Vice President
                                                       ------------------------

                                                THE LONG-TERM CREDIT BANK OF
                                                JAPAN, LTD. LOS ANGELES AGENCY

                                                By:      CURT M. BIREN
                                                    ---------------------------
                                                Title:   Vice President
                                                       ------------------------
                                                UNITED STATES NATIONAL BANK OF
                                                OREGON

                                                By:   /s/  JANET JORDAN
                                                    ---------------------------
                                                Title:    Vice President
                                                       ------------------------

                                                BANQUE PARIBAS

                                                By:      JOHN N. CATE
                                                    ---------------------------
                                                Title:       GVP
                                                       ------------------------

                                                By:    RAYMOND T. BAXTER
                                                    ---------------------------
                                                Title:       GVP
                                                       ------------------------

                                                MELLON BANK, N.A.

                                                By:   /s/  A. K. MARSH
                                                    ---------------------------
                                                Title:    Vice President
                                                       ------------------------

                                                UNION BANK

                                                By:   /s/  ANN M. YASUDA
                                                    ---------------------------
                                                Title:     Vice President
                                                       ------------------------


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